UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22684

Daxor Corporation

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, Tennessee 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, Tennessee 37830

(Name and address of agent for service)

212-330-8500

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Explanatory Note

On March 15, 2024, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2023. In order to preserve flexibility with respect to potential offerings, the company engaged Bush & Associates CPA (“Bush”) to reaudit the company’s financial statements for the fiscal year ended December 31, 2023. The reaudit did not result in a restatement of, nor revisions to, the financial statements. This amendment is being made solely to file Bush’s Report of Independent Registered Public Accounting Firm regarding the fiscal year ended December 31, 2023.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2023, and, other than attaching the Bush’s Report of Independent Registered Public Accounting Firm regarding the fiscal year ended December 31, 2023, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

ITEM 13. EXHIBITS

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon .which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Previously filed.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	Report of Independent Registered Public Accounting Firm. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	October 15, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this amended report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	October 15, 2025

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date:	October 15, 2025